EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Prior period amounts were revised in the first quarter of 2011 to reflect various changes associated with the Company's reclassification of certain contractual lump sum payments to partners, previously recognized in Other, net, expenses, as either contra Discount revenue or Marketing and promotion expense. Additionally, the tables reflect changes to the Company's segment allocation methodology due to reorganization of certain businesses, such as Enterprise Growth, across its reportable operating segments.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,218	$3,761	12%	$12,398	$10,863	14%
Net card fees	556	527	6	1,638	1,568	4
Travel commissions and fees	480	483	(1)	1,457	1,302	12
Other commissions and fees	604	515	17	1,717	1,512	14
Other	534	503	6	1,546	1,414	9
Total non-interest revenues	6,392	5,789	10	18,756	16,659	13
Interest income
Interest and fees on loans	1,653	1,675	(1)	4,883	5,107	(4)
Interest and dividends on investment securities	68	103	(34)	255	345	(26)
Deposits with banks and other	33	16	#	71	45	58
Total interest income	1,754	1,794	(2)	5,209	5,497	(5)
Interest expense
Deposits	127	141	(10)	395	406	(3)
Short-term borrowings	5	-	#	6	2	#
Long-term debt and other	443	469	(6)	1,344	1,410	(5)
Total interest expense	575	610	(6)	1,745	1,818	(4)
Net interest income	1,179	1,184	-	3,464	3,679	(6)
Total revenues net of interest expense	7,571	6,973	9	22,220	20,338	9
Provisions for losses
Charge card	174	89	96	533	412	29
Cardmember loans	48	262	(82)	104	1,490	(93)
Other	27	22	23	66	66	-
Total provisions for losses	249	373	(33)	703	1,968	(64)
Total revenues net of interest expense after provisions for losses	7,322	6,600	11	21,517	18,370	17

Expenses
Marketing and promotion	757	871	(13)	2,261	2,314	(2)
Cardmember rewards	1,565	1,263	24	4,755	3,666	30
Cardmember services	189	141	34	526	425	24
Salaries and employee benefits	1,598	1,354	18	4,715	3,996	18
Professional services	690	701	(2)	2,098	1,898	11
Occupancy and equipment	433	371	17	1,218	1,134	7
Communications	93	92	1	280	284	(1)
Other, net	286	167	71	456	166	#
Total	5,611	4,960	13	16,309	13,883	17
Pretax income from continuing operations	1,711	1,640	4	5,208	4,487	16
Income tax provision	476	547	(13)	1,501	1,492	1
Income from continuing operations	1,235	1,093	13	3,707	2,995	24
Income from discontinued operations, net of tax	-	-	-	36	-	#
Net income	$1,235	$1,093	13	$3,743	$2,995	25
Income from continuing operations attributable to common shareholders (A)	$1,220	$1,080	13	$3,663	$2,957	24
Net income attributable to common shareholders (A)	$1,220	$1,080	13	$3,699	$2,957	25

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards and other items of $15 million and $13 million for the three months ended September 30, 2011 and 2010, and $44 million and $38 million for the nine months ended September 30, 2011 and 2010, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	September 30,	December 31,
	2011	2010

Assets
Cash	$25	$16
Accounts receivable	43	40
Investment securities	9	14
Loans	56	58
Other assets	16	19
Total assets	$149	$147

Liabilities and Shareholders' Equity
Customer deposits	$33	$30
Short-term borrowings	4	3
Long-term debt	62	66
Other liabilities	32	32
Total liabilities	131	131

Shareholders' Equity	18	16
Total liabilities and shareholders' equity	$149	$147

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$3,838	$3,625	6%	$11,174	$10,734	4%
International Card Services	1,347	1,163	16	3,906	3,405	15
Global Commercial Services	1,130	1,072	5	3,442	3,060	12
Global Network & Merchant Services	1,250	1,100	14	3,626	3,133	16
	7,565	6,960	9	22,148	20,332	9
Corporate & Other, including adjustments and eliminations	6	13	(54)	72	6	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,571	$6,973	9	$22,220	$20,338	9

Pretax income (loss) from continuing operations
U.S. Card Services	$1,151	$971	19	$2,961	$2,445	21
International Card Services	189	131	44	625	487	28
Global Commercial Services	269	226	19	799	583	37
Global Network & Merchant Services	514	410	25	1,477	1,208	22
	2,123	1,738	22	5,862	4,723	24
Corporate & Other	(412)	(98)	#	(654)	(236)	#

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,711	$1,640	4	$5,208	$4,487	16

Net income (loss)
U.S. Card Services	$733	$595	23	$1,953	$1,525	28
International Card Services	221	144	53	571	438	30
Global Commercial Services	197	150	31	558	347	61
Global Network & Merchant Services	332	252	32	969	766	27
	1,483	1,141	30	4,051	3,076	32
Corporate & Other	(248)	(48)	#	(344)	(81)	#
Income from continuing operations	1,235	1,093	13	3,707	2,995	24
Income from discontinued operations, net of tax	-	-	-	36	-	#

NET INCOME	$1,235	$1,093	13	$3,743	$2,995	25

# - Denotes a variance of more than 100%.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.04	$0.91	14%	$3.09	$2.49	24%
Income from discontinued operations	-	-	-	0.03	-	#
Net income attributable to common shareholders	$1.04	$0.91	14%	$3.12	$2.49	25%

Average common shares outstanding (millions)	1,175	1,193	(2)%	1,184	1,189	-%

DILUTED
Income from continuing operations attributable to common shareholders	$1.03	$0.90	14%	$3.08	$2.47	25%
Income from discontinued operations	-	-	-	0.03	-	#
Net income attributable to common shareholders	$1.03	$0.90	14%	$3.11	$2.47	26%

Average common shares outstanding (millions)	1,181	1,199	(2)%	1,191	1,195	-%

Cash dividends declared per common share	$0.18	$0.18	-%	$0.54	$0.54	-%

Selected Statistical Information

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Return on average equity (A)	27.8%	25.9%		27.8%	25.9%
Return on average common equity (A)	27.5%	25.6%		27.5%	25.6%
Return on average tangible common equity (A)	35.7%	33.1%		35.7%	33.1%
Common shares outstanding (millions)	1,169	1,204	(3)%	1,169	1,204	(3)%
Book value per common share	$15.49	$13.22	17%	$15.49	$13.22	17%
Shareholders' equity (billions)	$18.1	$15.9	14%	$18.1	$15.9	14%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)
Card billed business (A):
United States	$136.4	$120.5	13%
Outside the United States	71.3	58.8	21
Total	$207.7	$179.3	16

Total cards-in-force (millions) (B):
United States	50.2	48.1	4%
Outside the United States	45.6	40.9	11
Total	95.8	89.0	8

Basic cards-in-force (millions) (B) (C):
United States	38.9	37.2	5%
Outside the United States	36.4	32.6	12
Total	75.3	69.8	8

Average discount rate (D)	2.54%	2.56%
Average basic cardmember spending (dollars) (E)	$3,739	$3,330	12%
Average fee per card (dollars) (E)	$40	$38	5%
Average fee per card adjusted (dollars) (E)	$43	$41	5%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards. In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C) Prior to and including the fourth quarter of 2010, the Company did not have the data necessary to separately report Basic and Supplementary cards-in-force (CIF) for Global Network Services; therefore, all cards-in-force for Global Network Services was reported as Basic CIF. Starting in the first quarter of 2011, as the necessary data became available, the Company began to separately report Basic and Supplementary CIF for Global Network Services. The Company has accordingly revised prior periods to conform with the current period presentation.

(D) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(E) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $66 million and $58 million for the quarters ended September 30, 2011 and 2010, respectively. The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded was $52 million and $49 million for the quarters ended September 30, 2011 and 2010, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$39.8	$35.1	13%
Loss reserves (millions):
Beginning balance	$415	$440	(6)%
Provisions for losses on authorized transactions (A)	125	53	#
Net write-offs	(146)	(116)	26
Other	(6)	(13)	(54)
Ending balance	$388	$364	7
% of receivables	1.0%	1.0%
Net write-off rate (principal only) - USCS (B)	1.8%	1.6%
Net write-off rate (principal and fees) - USCS (B)	1.9%	1.8%
30 days past due as a % of total - USCS	2.0%	1.7%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.09%
90 days past billing as a % of total - ICS/GCS	0.8%	0.8%

Worldwide cardmember loans:
Total loans	$58.2	$57.2	2%
30 days past due loans as a % of total	1.5%	2.5%
Loss reserves (millions):
Beginning balance	$2,560	$4,866	(47)%
Provisions for losses on authorized transactions	16	239	(93)
Net write-offs - principal	(383)	(728)	(47)
Net write-offs - interest and fees	(44)	(81)	(46)
Other	(10)	22	#
Ending balance	$2,139	$4,318	(50)
Ending Reserves - principal	$2,080	$4,210	(51)
Ending Reserves - interest and fees	$59	$108	(45)
% of loans	3.7%	7.5%
% of past due	238%	302%
Average loans	$58.9	$57.4	3%
Net write-off rate (principal only) (B)	2.6%	5.1%
Net write-off rate (principal, interest and fees) (B)	2.9%	5.6%
Net interest income divided by average loans (C) (D)	7.9%	8.2%
Net interest yield on cardmember loans (C)	9.1%	9.5%

# - Denotes a variance of more than 100%.

(A) Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(C) See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Revenues
Non-interest revenues
Discount revenue	$4,218	$4,278	$3,902	$4,017	$3,761
Net card fees	556	545	537	534	527
Travel commissions and fees	480	523	454	471	483
Other commissions and fees	604	584	529	519	515
Other	534	537	475	513	503
Total non-interest revenues	6,392	6,467	5,897	6,054	5,789
Interest income
Interest and fees on loans	1,653	1,611	1,619	1,676	1,675
Interest and dividends on investment securities	68	99	88	98	103
Deposits with banks and other	33	18	20	21	16
Total interest income	1,754	1,728	1,727	1,795	1,794
Interest expense
Deposits	127	131	137	140	141
Short-term borrowings	5	1	-	1	-
Long-term debt and other	443	445	456	464	469
Total interest expense	575	577	593	605	610
Net interest income	1,179	1,151	1,134	1,190	1,184
Total revenues net of interest expense	7,571	7,618	7,031	7,244	6,973
Provisions for losses
Charge card	174	161	198	183	89
Cardmember loans	48	176	(120)	37	262
Other	27	20	19	19	22
Total provisions for losses	249	357	97	239	373
Total revenues net of interest expense after provisions for losses	7,322	7,261	6,934	7,005	6,600

Expenses
Marketing and promotion	757	795	709	833	871
Cardmember rewards	1,565	1,613	1,577	1,334	1,263
Cardmember services	189	173	164	166	141
Salaries and employee benefits	1,598	1,595	1,522	1,570	1,354
Professional services	690	745	663	908	701
Occupancy and equipment	433	391	394	428	371
Communications	93	92	95	99	92
Other, net	286	92	78	190	167
Total	5,611	5,496	5,202	5,528	4,960
Pretax income from continuing operations	1,711	1,765	1,732	1,477	1,640
Income tax provision	476	470	555	415	547
Income from continuing operations	1,235	1,295	1,177	1,062	1,093
Income from discontinued operations, net of tax	-	36	-	-	-
Net income	$1,235	$1,331	$1,177	$1,062	$1,093
Income from continuing operations attributable to common shareholders (A)	$1,220	$1,280	$1,163	$1,050	$1,080
Net income attributable to common shareholders (A)	$1,220	$1,316	$1,163	$1,050	$1,080

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards and other items of $15 million for the quarter ended September 30, 2011, $15 million for the quarter ended June 31, 2011, $14 million for the quarter ended March 31, 2011, $12 million for the quarter ended December 30, 2010, $13 million for the quarter ended September 30, 2010.

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Total revenues net of interest expense
U.S. Card Services	$3,838	$3,759	$3,577	$3,728	$3,625
International Card Services	1,347	1,351	1,208	1,238	1,163
Global Commercial Services	1,130	1,191	1,121	1,067	1,072
Global Network & Merchant Services	1,250	1,239	1,137	1,172	1,100
	7,565	7,540	7,043	7,205	6,960
Corporate & Other, including adjustments and eliminations	6	78	(12)	39	13

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,571	$7,618	$7,031	$7,244	$6,973

Pretax income (loss) from continuing operations
U.S. Card Services	$1,151	$900	$910	$1,059	$971
International Card Services	189	196	240	102	131
Global Commercial Services	269	265	265	140	226
Global Network & Merchant Services	514	487	476	381	410
	2,123	1,848	1,891	1,682	1,738
Corporate & Other	(412)	(83)	(159)	(205)	(98)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,711	$1,765	$1,732	$1,477	$1,640

Net income (loss)
U.S. Card Services	$733	$665	$555	$700	$595
International Card Services	221	161	189	99	144
Global Commercial Services	197	177	184	103	150
Global Network & Merchant Services	332	324	313	259	252
	1,483	1,327	1,241	1,161	1,141
Corporate & Other	(248)	(32)	(64)	(99)	(48)
Income from continuing operations	1,235	1,295	1,177	1,062	1,093
Income from discontinued operations, net of tax	-	36	-	-	-

NET INCOME	$1,235	$1,331	$1,177	$1,062	$1,093

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.04	$1.08	$0.98	$0.88	$0.91
Income from discontinued operations	-	0.03	-	-	-
Net income attributable to common shareholders	$1.04	$1.11	$0.98	$0.88	$0.91

Average common shares outstanding (millions)	1,175	1,190	1,192	1,188	1,193

DILUTED
Income from continuing operations attributable to common shareholders	$1.03	$1.07	$0.97	$0.88	$0.90
Income from discontinued operations	-	0.03	-	-	-
Net income attributable to common shareholders	$1.03	$1.10	$0.97	$0.88	$0.90

Average common shares outstanding (millions)	1,181	1,197	1,198	1,194	1,199

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Return on average equity (A)	27.8%	28.2%	27.9%	27.5%	25.9%
Return on average common equity (A)	27.5%	27.9%	27.6%	27.2%	25.6%
Return on average tangible common equity (A)	35.7%	36.1%	35.6%	35.1%	33.1%
Common shares outstanding (millions)	1,169	1,193	1,202	1,197	1,204
Book value per common share	$15.49	$15.26	$14.54	$13.56	$13.22
Shareholders' equity (billions)	$18.1	$18.2	$17.5	$16.2	$15.9

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Card billed business (A):
United States	$136.4	$136.8	$124.1	$131.1	$120.5
Outside the United States	71.3	70.8	63.8	66.6	58.8
Total	$207.7	$207.6	$187.9	$197.7	$179.3

Total cards-in-force (millions) (B):
United States	50.2	49.8	49.4	48.9	48.1
Outside the United States	45.6	44.2	43.0	42.1	40.9
Total	95.8	94.0	92.4	91.0	89.0

Basic cards-in-force (millions) (B) (C):
United States	38.9	38.7	38.3	37.9	37.2
Outside the United States	36.4	35.3	34.4	33.7	32.6
Total	75.3	74.0	72.7	71.6	69.8

Average discount rate (D)	2.54%	2.54%	2.55%	2.52%	2.56%
Average basic cardmember spending (dollars) (E)	$3,739	$3,767	$3,438	$3,629	$3,330
Average fee per card (dollars) (E)	$40	$39	$39	$38	$38
Average fee per card adjusted (dollars) (E)	$43	$43	$42	$42	$41

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards. In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C) Prior to and including the fourth quarter of 2010, the Company did not have the data necessary to separately report Basic and Supplementary cards-in-force (CIF) for Global Network Services; therefore, all cards-in-force for Global Network Services was reported as Basic CIF. Starting in the first quarter of 2011, as the necessary data became available, the Company began to separately report Basic and Supplementary CIF for Global Network Services. The Company has accordingly revised prior periods to conform with the current period presentation.

(D) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(E) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $66 million for the quarter ended September 30, 2011, $68 million for the quarter ended June 30, 2011, $64 million for the quarter ended March 31, 2011, $63 million for the quarter ended December 31, 2010 and $58 million for the quarter ended September 30, 2010. The adjusted average fee per card, a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded for these periods were $52 million for the quarter ended September 30, 2011, $56 million for the quarter ended June 30, 2011, $54 million for the quarter ended March 31, 2011, $51 million for the quarter ended December 31, 2010 and $49 million for the quarter ended September 30, 2010. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Worldwide cardmember receivables:
Total receivables	$39.8	$40.1	$37.7	$37.3	$35.1
Loss reserves (millions):
Beginning balance	$415	$421	$386	$364	$440
Provisions for losses on authorized transactions (A)	125	119	160	147	53
Net write-offs	(146)	(128)	(132)	(117)	(116)
Other	(6)	3	7	(8)	(13)
Ending balance	$388	$415	$421	$386	$364
% of receivables	1.0%	1.0%	1.1%	1.0%	1.0%
Net write-off rate (principal only) - USCS (B)	1.8%	1.5%	1.7%	1.4%	1.6%
Net write-off rate (principal and fees) - USCS (B)	1.9%	1.7%	1.8%	1.6%	1.8%
30 days past due as a % of total - USCS	2.0%	1.7%	1.8%	1.5%	1.7%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.09%	0.09%	0.09%	0.09%
90 days past billing as a % of total - ICS/GCS	0.8%	0.8%	0.8%	0.9%	0.8%

Worldwide cardmember loans:
Total loans	$58.2	$58.7	$57.8	$60.9	$57.2
30 days past due loans as a % of total	1.5%	1.6%	1.9%	2.1%	2.5%
Loss reserves (millions):
Beginning balance	$2,560	$2,921	$3,646	$4,318	$4,866
Provisions for losses on authorized transactions	16	146	(139)	16	239
Net write-offs - principal	(383)	(457)	(535)	(630)	(728)
Net write-offs - interest and fees	(44)	(54)	(61)	(72)	(81)
Other	(10)	4	10	14	22
Ending balance	$2,139	$2,560	$2,921	$3,646	$4,318
Ending Reserves - principal	$2,080	$2,488	$2,839	$3,551	$4,210
Ending Reserves - interest and fees	$59	$72	$82	$95	$108
% of loans	3.7%	4.4%	5.1%	6.0%	7.5%
% of past due	238%	273%	263%	287%	302%
Average loans	$58.9	$58.5	$58.5	$58.5	$57.4
Net write-off rate (principal only) (B)	2.6%	3.1%	3.7%	4.3%	5.1%
Net write-off rate (principal, interest and fees) (B)	2.9%	3.5%	4.1%	4.8%	5.6%
Net interest income divided by average loans (C) (D)	7.9%	7.9%	7.9%	8.1%	8.2%
Net interest yield on cardmember loans (C)	9.1%	9.0%	9.2%	9.3%	9.5%

(A) Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(C) See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,710	$2,501	8%
Interest income	1,329	1,334	-
Interest expense	201	210	(4)
Net interest income	1,128	1,124	-
Total revenues net of interest expense	3,838	3,625	6
Provisions for losses	143	274	(48)
Total revenues net of interest expense after provisions for losses	3,695	3,351	10
Expenses
Marketing, promotion, rewards and cardmember services	1,646	1,477	11
Salaries and employee benefits and other operating expenses	898	903	(1)
Total	2,544	2,380	7
Pretax segment income	1,151	971	19
Income tax provision	418	376	11
Segment income	$733	$595	23

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$106.8	$95.2	12%
Total cards-in-force (millions)	40.7	39.9	2%
Basic cards-in-force (millions)	30.2	29.7	2%
Average basic cardmember spending (dollars)	$3,542	$3,219	10%

U.S. Consumer Travel:
Travel sales (millions)	$920	$828	11%
Travel commissions and fees/sales	8.5%	8.6%

Total segment assets	$87.9	$81.1	8%
Segment capital (millions) (A)	$8,233	$7,011	17%
Return on average segment capital (B)	34.2%	32.5%
Return on average tangible segment capital (B)	36.2%	35.1%

Cardmember receivables:
Total receivables	$19.0	$16.5	15%
30 days past due as a % of total	2.0%	1.7%
Average receivables	$19.1	$16.9	13%
Net write-off rate (principal only) (C)	1.8%	1.6%
Net write-off rate (principal and fees) (C)	1.9%	1.8%

Cardmember loans:
Total loans	$49.9	$48.7	2%
30 days past due loans as a % of total	1.5%	2.5%
Average loans	$50.2	$49.1	2%
Net write-off rate (principal only) (C)	2.6%	5.2%
Net write-off rate (principal, interest and fees) (C)	2.9%	5.7%
Net interest income divided by average loans (D) (E)	8.9%	9.1%
Net interest yield on cardmember loans (D)	9.0%	9.3%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Revenues
Discount revenue, net card fees and other	$2,710	$2,696	$2,486	$2,606	$2,501
Interest income	1,329	1,263	1,294	1,330	1,334
Interest expense	201	200	203	208	210
Net interest income	1,128	1,063	1,091	1,122	1,124
Total revenues net of interest expense	3,838	3,759	3,577	3,728	3,625
Provisions for losses	143	228	47	111	274
Total revenues net of interest expense after provisions for losses	3,695	3,531	3,530	3,617	3,351
Expenses
Marketing, promotion, rewards and cardmember services	1,646	1,689	1,718	1,533	1,477
Salaries and employee benefits and other operating expenses	898	942	902	1,025	903
Total	2,544	2,631	2,620	2,558	2,380
Pretax segment income	1,151	900	910	1,059	971
Income tax provision	418	235	355	359	376
Segment income	$733	$665	$555	$700	$595

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Card billed business	$106.8	$106.8	$96.1	$103.4	$95.2
Total cards-in-force (millions)	40.7	40.4	40.1	39.9	39.9
Basic cards-in-force (millions)	30.2	30.1	29.8	29.7	29.7
Average basic cardmember spending (dollars)	$3,542	$3,567	$3,231	$3,480	$3,219

U.S. Consumer Travel:
Travel sales	$0.9	$1.0	$0.8	$0.7	$0.8
Travel commissions and fees/sales	8.5%	8.4%	7.9%	8.8%	8.6%

Total segment assets	$87.9	$85.8	$81.2	$91.3	$81.1
Segment capital (A)	$8.2	$8.2	$8.0	$7.4	$7.0
Return on average segment capital (B)	34.2%	34.4%	35.1%	35.0%	32.5%
Return on average tangible segment capital (B)	36.2%	36.6%	37.6%	37.8%	35.1%

Cardmember receivables:
Total receivables	$19.0	$19.2	$17.6	$19.2	$16.5
30 days past due as a % of total	2.0%	1.7%	1.8%	1.5%	1.7%
Average receivables	$19.1	$18.4	$17.9	$17.5	$16.9
Net write-off rate (principal only) (C)	1.8%	1.5%	1.7%	1.4%	1.6%
Net write-off rate (principal and fees) (C)	1.9%	1.7%	1.8%	1.6%	1.8%

Cardmember loans:
Total loans	$49.9	$49.9	$49.2	$51.6	$48.7
30 days past due loans as a % of total	1.5%	1.5%	1.8%	2.1%	2.5%
Average loans	$50.2	$49.7	$49.6	$49.8	$49.1
Net write-off rate (principal only) (C)	2.6%	3.2%	3.7%	4.4%	5.2%
Net write-off rate (principal, interest and fees) (C)	2.9%	3.5%	4.1%	4.8%	5.7%
Net interest income divided by average loans (D) (E)	8.9%	8.6%	8.9%	8.9%	9.1%
Net interest yield on cardmember loans (D)	9.0%	8.7%	9.1%	9.1%	9.3%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,132	$926	22%
Interest income	323	342	(6)
Interest expense	108	105	3
Net interest income	215	237	(9)
Total revenues net of interest expense	1,347	1,163	16
Provisions for losses	101	64	58
Total revenues net of interest expense after provisions for losses	1,246	1,099	13
Expenses
Marketing, promotion, rewards and cardmember services	460	428	7
Salaries and employee benefits and other operating expenses	597	540	11
Total	1,057	968	9
Pretax segment income	189	131	44
Income tax benefit	(32)	(13)	#
Segment income	$221	$144	53

# - Denotes a variance of more than 100%.

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$31.6	$27.1	17%
Total cards-in-force (millions)	15.2	15.0	1%
Basic cards-in-force (millions)	10.4	10.4	-%
Average basic cardmember spending (dollars)	$3,032	$2,609	16%

International Consumer Travel:
Travel sales (millions)	$346	$291	19%
Travel commissions and fees/sales	7.5%	7.9%

Total segment assets	$27.8	$21.9	27%
Segment capital (millions) (A)	$2,927	$2,077	41%
Return on average segment capital (B)	25.3%	23.6%
Return on average tangible segment capital (B)	45.5%	32.1%

Cardmember receivables:
Total receivables	$6.7	$6.2	8%
90 days past billing as a % of total	0.9%	1.0%
Net loss ratio (as a % of charge volume)	0.16%	0.14%

Cardmember loans:
Total loans	$8.3	$8.5	(2)%
30 days past due loans as a % of total	1.9%	2.8%
Average loans	$8.7	$8.3	5%
Net write-off rate (principal only) (C)	2.5%	4.3%
Net write-off rate (principal, interest and fees) (C)	3.1%	5.1%
Net interest income divided by average loans (D) (E)	9.8%	11.3%
Net interest yield on cardmember loans (D)	9.9%	11.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Revenues
Discount revenue, net card fees and other	$1,132	$1,112	$989	$1,010	$926
Interest income	323	347	325	346	342
Interest expense	108	108	106	118	105
Net interest income	215	239	219	228	237
Total revenues net of interest expense	1,347	1,351	1,208	1,238	1,163
Provisions for losses	101	78	5	80	64
Total revenues net of interest expense after provisions for losses	1,246	1,273	1,203	1,158	1,099
Expenses
Marketing, promotion, rewards and cardmember services	460	493	407	458	428
Salaries and employee benefits and other operating expenses	597	584	556	598	540
Total	1,057	1,077	963	1,056	968
Pretax segment income	189	196	240	102	131
Income tax (benefit) provision	(32)	35	51	3	(13)
Segment income	$221	$161	$189	$99	$144

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Card billed business	$31.6	$31.5	$28.4	$30.9	$27.1
Total cards-in-force (millions)	15.2	15.1	15.0	15.0	15.0
Basic cards-in-force (millions)	10.4	10.4	10.4	10.4	10.4
Average basic cardmember spending (dollars)	$3,032	$3,032	$2,735	$2,971	$2,609

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	7.5%	7.6%	7.6%	8.7%	7.9%

Total segment assets	$27.8	$28.2	$26.7	$25.3	$21.9
Segment capital (A)	$2.9	$3.0	$3.0	$2.2	$2.1
Return on average segment capital (B)	25.3%	24.1%	25.8%	25.1%	23.6%
Return on average tangible segment capital (B)	45.5%	40.1%	39.4%	34.8%	32.1%

Cardmember receivables:
Total receivables	$6.7	$6.9	$6.5	$6.7	$6.2
90 days past billing as a % of total	0.9%	1.0%	1.0%	1.0%	1.0%
Net loss ratio (as a % of charge volume)	0.16%	0.15%	0.15%	0.15%	0.14%

Cardmember loans:
Total loans	$8.3	$8.8	$8.5	$9.3	$8.5
30 days past due loans as a % of total	1.9%	2.1%	2.4%	2.3%	2.8%
Average loans	$8.7	$8.8	$8.8	$8.7	$8.3
Net write-off rate (principal only) (C)	2.5%	2.9%	3.2%	4.0%	4.3%
Net write-off rate (principal, interest and fees) (C)	3.1%	3.6%	3.9%	4.7%	5.1%
Net interest income divided by average loans (D) (E)	9.8%	10.9%	10.1%	10.4%	11.3%
Net interest yield on cardmember loans (D)	9.9%	10.7%	10.0%	10.6%	11.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,195	$1,128	6%
Interest income	3	2	50
Interest expense	68	58	17
Net interest expense	(65)	(56)	16
Total revenues net of interest expense	1,130	1,072	5
Provisions for losses	(17)	21	#
Total revenues net of interest expense after provisions for losses	1,147	1,051	9
Expenses
Marketing, promotion, rewards and cardmember services	157	109	44
Salaries and employee benefits and other operating expenses	721	716	1
Total	878	825	6
Pretax segment income	269	226	19
Income tax provision	72	76	(5)
Segment income	$197	$150	31

# - Denotes a variance of more than 100%.

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)

Card billed business	$38.7	$33.2	17%
Total cards-in-force (millions)	7.0	7.0	-%
Basic cards-in-force (millions)	7.0	7.0	-%
Average basic cardmember spending (dollars)	$5,520	$4,734	17%

Global Corporate Travel:
Travel sales	$4.8	$4.2	14%
Travel commissions and fees/sales	7.8%	9.3%

Total segment assets	$20.3	$18.4	10%
Segment capital (millions) (A)	$3,529	$3,633	(3)%
Return on average segment capital (B)	18.2%	12.3%
Return on average tangible segment capital (B)	37.7%	26.6%

Cardmember receivables:
Total receivables	$13.9	$12.2	14%
90 days past billing as a % of total	0.7%	0.8%
Net loss ratio (as a % of charge volume)	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Revenues
Discount revenue, net card fees and other	$1,195	$1,259	$1,177	$1,130	$1,128
Interest income	3	2	2	2	2
Interest expense	68	70	58	65	58
Net interest expense	(65)	(68)	(56)	(63)	(56)
Total revenues net of interest expense	1,130	1,191	1,121	1,067	1,072
Provisions for losses	(17)	35	23	30	21
Total revenues net of interest expense after provisions for losses	1,147	1,156	1,098	1,037	1,051
Expenses
Marketing, promotion, rewards and cardmember services	157	138	125	112	109
Salaries and employee benefits and other operating expenses	721	753	708	785	716
Total	878	891	833	897	825
Pretax segment income	269	265	265	140	226
Income tax provision	72	88	81	37	76
Segment income	$197	$177	$184	$103	$150

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Card billed business	$38.7	$39.3	$36.6	$35.9	$33.2
Total cards-in-force (millions)	7.0	7.1	7.1	7.1	7.0
Basic cards-in-force (millions)	7.0	7.1	7.1	7.1	7.0
Average basic cardmember spending (dollars)	$5,520	$5,533	$5,175	$5,083	$4,734

Global Corporate Travel:
Travel sales	$4.8	$5.3	$4.9	$4.6	$4.2
Travel commissions and fees/sales	7.8%	7.8%	7.4%	8.3%	9.3%

Total segment assets	$20.3	$20.3	$20.5	$18.1	$18.4
Segment capital (A)	$3.5	$3.8	$3.6	$3.7	$3.6
Return on average segment capital (B)	18.2%	16.9%	15.5%	12.6%	12.3%
Return on average tangible segment capital (B)	37.7%	35.4%	33.5%	27.1%	26.6%

Cardmember receivables:
Total receivables	$13.9	$13.8	$13.3	$11.3	$12.2
90 days past billing as a % of total	0.7%	0.7%	0.7%	0.8%	0.8%
Net loss ratio (as a % of charge volume)	0.06%	0.06%	0.06%	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,188	$1,048	13%
Interest income	2	1	#
Interest expense	(60)	(51)	18
Net interest income	62	52	19
Total revenues net of interest expense	1,250	1,100	14
Provisions for losses	21	13	62
Total revenues net of interest expense after provisions for losses	1,229	1,087	13
Expenses
Marketing, promotion, rewards and cardmember services	196	208	(6)
Salaries and employee benefits and other operating expenses	519	469	11
Total	715	677	6
Pretax segment income	514	410	25
Income tax provision	182	158	15
Segment income	$332	$252	32

# - Denotes a variance of more than 100%.

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2011	2010	Inc/(Dec)

Global Card billed business (A)	$207.7	$179.3	16%

Global Network & Merchant Services:
Total segment assets	$16.0	$12.3	30%
Segment capital (millions) (B)	$1,979	$1,831	8%
Return on average segment capital (C)	64.4%	61.2%
Return on average tangible segment capital (C)	70.8%	62.7%

Global Network Services (D):
Card billed business	$30.1	$23.1	30%
Total cards-in-force (millions)	32.9	27.1	21%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards. In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(D) Since third quarter of 2010, for non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Revenues
Discount revenue, fees and other	$1,188	$1,183	$1,088	$1,115	$1,048
Interest income	2	1	1	1	1
Interest expense	(60)	(55)	(48)	(56)	(51)
Net interest income	62	56	49	57	52
Total revenues net of interest expense	1,250	1,239	1,137	1,172	1,100
Provisions for losses	21	13	21	15	13
Total revenues net of interest expense after provisions for losses	1,229	1,226	1,116	1,157	1,087
Expenses
Marketing, promotion, rewards and cardmember services	196	213	166	172	208
Salaries and employee benefits and other operating expenses	519	526	474	604	469
Total	715	739	640	776	677
Pretax segment income	514	487	476	381	410
Income tax provision	182	163	163	122	158
Segment income	$332	$324	$313	$259	$252

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Global Card billed business (A)	$207.7	$207.6	$187.9	$197.7	$179.3

Global Network & Merchant Services:
Total segment assets	$16.0	$16.7	$14.2	$13.6	$12.3
Segment capital (B)	$2.0	$2.0	$1.9	$1.9	$1.8
Return on average segment capital (C)	64.4%	61.5%	62.1%	61.6%	61.2%
Return on average tangible segment capital (C)	70.8%	66.5%	66.1%	64.3%	62.7%

Global Network Services (D):
Card billed business	$30.1	$29.3	$26.0	$26.9	$23.1
Total cards-in-force (millions)	32.9	31.4	30.2	29.0	27.1

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards. In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(D) Since third quarter of 2010, for non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)

American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE), and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

ROE

Net income	$4,805	$4,663	$4,349	$4,057	$3,711
Average shareholders' equity	$17,277	$16,508	$15,564	$14,755	$14,307
Return on average equity (A)	27.8%	28.2%	27.9%	27.5%	25.9%

Reconciliation of ROCE and ROTCE

Net income	$4,805	$4,663	$4,349	$4,057	$3,711
Preferred shares dividends and related accretion	-	-	-	-	-
Earnings allocated to participating share awards and other	56	55	52	51	47
Net income attributable to common shareholders	$4,749	$4,608	$4,297	$4,006	$3,664

Average shareholders' equity	$17,277	$16,508	$15,564	$14,755	$14,307
Average preferred shares	-	-	-	-	-
Average common shareholders' equity	$17,277	$16,508	$15,564	$14,755	$14,307
Average goodwill and other intangibles	3,992	3,744	3,487	3,334	3,234
Average tangible common shareholders' equity	$13,285	$12,764	$12,077	$11,421	$11,073
Return on average common equity (A)	27.5%	27.9%	27.6%	27.2%	25.6%
Return on average tangible common equity (B)	35.7%	36.1%	35.6%	35.1%	33.1%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles of $4.0 billion for the quarter ended September 30, 2011, $3.7 billion for the quarter ended June 30, 2011, $3.5 billion for the quarter ended March 31, 2011, $3.3 billion for the quarter ended December 31, 2010 and $3.2 billion for the quarter ended September 30, 2010. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)

	For the Twelve Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

U.S. Card Services
Segment income	$2,653	$2,515	$2,366	$2,225	$1,936
Average segment capital	$7,762	$7,315	$6,746	$6,350	$5,966
Average goodwill and other intangibles	436	446	457	459	454
Average tangible segment capital	$7,326	$6,869	$6,289	$5,891	$5,512
Return on average segment capital (A)	34.2%	34.4%	35.1%	35.0%	32.5%
Return on average tangible segment capital (A)	36.2%	36.6%	37.6%	37.8%	35.1%

International Card Services
Segment income	$670	$593	$587	$537	$507
Average segment capital	$2,644	$2,464	$2,279	$2,136	$2,146
Average goodwill and other intangibles	1,170	987	788	592	567
Average tangible segment capital	$1,474	$1,477	$1,491	$1,544	$1,579
Return on average segment capital (A)	25.3%	24.1%	25.8%	25.1%	23.6%
Return on average tangible segment capital (A)	45.5%	40.1%	39.4%	34.8%	32.1%

Global Commercial Services
Segment income	$661	$614	$549	$450	$442
Average segment capital	$3,632	$3,628	$3,548	$3,581	$3,587
Average goodwill and other intangibles	1,881	1,895	1,908	1,923	1,924
Average tangible segment capital	$1,751	$1,733	$1,640	$1,658	$1,663
Return on average segment capital (A)	18.2%	16.9%	15.5%	12.6%	12.3%
Return on average tangible segment capital (A)	37.7%	35.4%	33.5%	27.1%	26.6%

Global Network & Merchant Services
Segment income	$1,228	$1,148	$1,085	$1,025	$966
Average segment capital	$1,908	$1,866	$1,746	$1,664	$1,578
Average goodwill and other intangibles	174	140	105	70	37
Average tangible segment capital	$1,734	$1,726	$1,641	$1,594	$1,541
Return on average segment capital (A)	64.4%	61.5%	62.1%	61.6%	61.2%
Return on average tangible segment capital (A)	70.8%	66.5%	66.1%	64.3%	62.7%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital. Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles. The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010

Net interest income	$1,179	$1,151	$1,134	$1,190	$1,184
Average loans (billions)	$58.9	$58.5	$58.5	$58.5	$57.4
Adjusted net interest income (A)	$1,356	$1,313	$1,326	$1,371	$1,381
Adjusted average loans (billions) (B)	$58.8	$58.2	$58.3	$58.4	$57.4
Net interest income divided by average loans (C)	7.9%	7.9%	7.9%	8.1%	8.2%
Net interest yield on cardmember loans (D)	9.1%	9.0%	9.2%	9.3%	9.5%

(A) Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(B) Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D) Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(Preliminary)

U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
USCS:
Net interest income	$1,128	$1,063	$1,091	$1,122	$1,124
Average loans (billions)	$50.2	$49.7	$49.6	$49.8	$49.1
Adjusted net interest income (A)	$1,142	$1,080	$1,112	$1,143	$1,150
Adjusted average loans (billions) (B)	$50.2	$49.5	$49.6	$49.8	$49.2
Net interest income divided by average loans (C)	8.9%	8.6%	8.9%	8.9%	9.1%
Net interest yield on cardmember loans (D)	9.0%	8.7%	9.1%	9.1%	9.3%

ICS:
Net interest income	$215	$239	$219	$228	$237
Average loans (billions)	$8.7	$8.8	$8.8	$8.7	$8.3
Adjusted net interest income (A)	$214	$233	$214	$228	$231
Adjusted average loans (billions) (B)	$8.6	$8.7	$8.7	$8.5	$8.2
Net interest income divided by average loans (C)	9.8%	10.9%	10.1%	10.4%	11.3%
Net interest yield on cardmember loans (D)	9.9%	10.7%	10.0%	10.6%	11.1%

(A) Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(B) Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D) Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.